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NINTH AMENDMENT

TO MORTGAGE LOAN WAREHOUSING AGREEMENT

AND RELATED DOCUMENTS

THIS NINTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT AND RELATED DOCUMENTS (the "Amendment") is made and dated as of January 28, 2002 by and among FIRST MORTGAGE CORPORATION, a California corporation (the "Company"), the Lenders currently party to the Credit Agreement referred to below, NATIONAL CITY BANK OF KENTUCKY, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

RECITALS

A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of July 22, 1999 among the Company, the Lenders and the Administrative Agent (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

B. The parties hereto have agreed to amend the Credit Agreement and certain other Loan Documents in certain respects, as set forth more particularly below.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Shipments to Approved Investors. To reflect the agreement of the parties hereto to modify the terms pursuant to which Mortgage Loans may be shipped to Approved Investors pursuant to the Security Agreement, as of the Effective Date (as defined in Paragraph 3 below):

(a) Subparagraph (k)(2) of the definition of the term "Eligible Mortgage Loan" set forth in the Glossary to the Credit Agreement is hereby amended to read in its entirety as follows:

"(2) If said Mortgage Loan was shipped by the Collateral Agent pursuant to Paragraph 6 of the Security Agreement, the full amount required to be paid on account thereof (as set forth on the schedule attached to the related transmittal letter) has been received into the Settlement Account (or said Mortgage Loan has been returned to the Collateral Agent) within forty five (45) days from the date of shipment by the Collateral Agent; provided, however, with the written consent of the Administrative Agent, if said Mortgage Loan was shipped by the Collateral Agent pursuant to Paragraph 6 of the Security Agreement, the full amount required to be paid on account thereof (as set forth on the schedule attached to the related transmittal letter) has been received into the Settlement Account (or said Mortgage Loan has been returned to the Collateral Agent) within seventy five (75) days from the date of shipment by the Collateral Agent; and provided, further, however, that in no event shall the aggregate amount of any Mortgage Loans shipped by the Collateral Agent pursuant to Paragraph 6 of the Security Agreement, the full amount required to be paid on account thereof (as set forth on the schedule attached to the related transmittal letter) which has not been received into the Settlement Account (or said Mortgage Loan has not been returned to the Collateral Agent) within forty five (45) days from the date of shipment by the Collateral Agent exceed $25,000,000.00."

(b) Exhibit 7A to the Security Agreement is hereby amended and replaced in its entirety by the exhibit attached hereto as Replacement Exhibit 7A.

2. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Lenders under the Credit Agreement and the other Loan Documents or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Loan Documents include, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.

3. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there shall have been delivered to the Administrative Agent:

(a) A copy of this Amendment, duly executed by the parties hereto.

(b) Such corporate resolutions, incumbency certificates and other authorizations from the Company as the Lenders may reasonably request.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

5. Representations and Warranties. The Company hereby represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent as follows:

(a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

[Signature page following]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

FIRST MORTGAGE CORPORATION

By

Name

Title

BANK OF AMERICA, N.A., as the Administrative Agent and a Lender

By

Name

Title

NATIONAL CITY BANK OF KENTUCKY, as Collateral Agent and a Lender

By

Name

Title

UNITED CALIFORNIA BANK, as a Lender

By

Name

Title

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By

Name

Title

JPMORGAN CHASE BANK

By

Name

Title

REPLACEMENT EXHIBIT 7A

TO SECURITY AGREEMENT

(Direct Investor)

TRANSMITTAL LETTER

[COLLATERAL AGENT LETTERHEAD]

Date: _____________

[Approved Investor]

Re: First Mortgage Corporation: Sale of Mortgage Loans

Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by First Mortgage Corporation (the "Company") and are being delivered to you for purchase.

The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) that certain Mortgage Loan Warehousing Agreement (the "Agreement"), dated as of July 22, 1999, among the Company, the Administrative Agent and the Lenders thereunder. Each of the Mortgage Loans is subject to a security interest in favor of the undersigned on behalf of Lenders and others (the "Secured Parties"), which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Company maintained with the Collateral Agent:

WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

[To be provided by the Collateral Agent.]

Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event the Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at its address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Company. Unless you are otherwise notified by the Collateral Agent in writing, the Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Collateral Agent immediately.

Please acknowledge receipt of the enclosed Mortgage Loans and your agreement to the aforementioned conditions by signing and returning the enclosed copy of this letter to the undersigned.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE COLLATERAL AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE COLLATERAL AGENT; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,

NATIONAL CITY BANK OF KENTUCKY, as Collateral Agent

By:

Name:

Title:

Address:

The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by the Collateral Agent.

FIRST MORTGAGE CORPORATION

By:

Name:

Title:

Address:

ACKNOWLEDGEMENT OF RECEIPT

[Approved Investor]

By:

Name:

Title:

Date: